FTVIPT S-1

                         SUPPLEMENT DATED JULY 18, 2006
                TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI)
                                DATED MAY 1, 2006
                                       OF
          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (TRUST)


This supplement makes the following changes to the SAI of the Trust:

I. Section 5.22 is replaced by the following:

   5.22 POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO
   HOLDINGS

   The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds will not make available to anyone non-public information with respect to their portfolio holdings, until such time as the information is made available to all shareholders or the general public.

   Consistent with current law, the Funds release complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag. In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

   To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Global Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

   Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's chief compliance officer or his/her designee, following a request submitted in writing.

   The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Trust process a shareholder's redemption request in-kind, the Trust may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

   The specific entities with whom the Funds may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Trust , including: Custodian Banks:
      Bank of New York or JPMorgan Chase Bank, Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co. and Institutional Shareholder Services; Brokerage Analytical
      Services: Sanford Berstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc

   In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o The recipient agrees not to trade on the non-public information received.
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

   In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

   Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment advisers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment advisers and other financial institutions (offshore advisers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore adviser will be required to execute a non-disclosure agreement, whereby such offshore adviser agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

   In addition, some F-T Managers serve as investment advisers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolios holdings.

   The Trust's portfolio holdings release policy has been reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment managers' compliance staff conducts periodic reviews of compliance with the policy and provide at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment managers' compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.

II. In Section 9.2, "Management Fees", the Zero Coupon Fund - 2005 is deleted from the list.

III. In Section 9.3.1, "Other Accounts Managed by Portfolio Managers", the listings of Alyssa Johnson and Alexander C. Calvo are deleted.

IV. In Section 9.3.4, "Portfolio Manager Ownership of Fund Shares" the date of the report is corrected to read December 31, 2005.

           PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE